SPDR® Nuveen Municipal Bond ETF
MBND
(Cboe Ticker)
Summary Prospectus-February 3, 2021
Before you invest in the SPDR® Nuveen Municipal Bond ETF (the “Fund”), you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and the risks of investing in the Fund. The Fund's prospectus and statement of additional information dated February 3, 2021, are incorporated by reference into this summary prospectus. You can find the Fund's prospectus, statement of additional information and reports to shareholders, as well as other information about the Fund, online at https://www.ssga.com/spdrs.
You may also obtain this information at no charge by calling 1-866-787-2257 or by sending an e-mail request to Fund_inquiry@ssga.com.
Investment Objective
The SPDR Nuveen Municipal Bond ETF (the “Fund”) seeks to provide current income that is exempt from regular federal income taxes. Capital appreciation is a secondary objective when consistent with the Fund's primary objective.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.40%
Distribution and service (12b-1) fees	None
Other expenses[1]	0.00%
Total annual Fund operating expenses	0.40%
[1]	“Other expenses” are based on estimated amounts for the current fiscal year.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3
$41	$128
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. The Fund had not commenced operations as of the date of this Prospectus and, as a result, does not yet have a portfolio turnover rate.
The Fund's Principal Investment Strategy
In pursuing its investment objective, under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in municipal bonds that pay income that is exempt from regular federal income tax.
Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”), the investment sub-adviser to the Fund, anticipates the Fund's investment portfolio will consist primarily of municipal bonds included in the Bloomberg Barclays 3-15 Year Blend (2-17) Municipal Bond Index (the “Index”), an index comprising investment-grade municipal securities ranging from 2 to 17 years in maturity. The municipal bonds selected by the Sub-Adviser may include tax-exempt municipal securities issued by states,
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SPDR® Nuveen Municipal Bond ETF
cities, counties, districts, territories or possessions of the United States and the District of Columbia and their respective subdivisions, agencies, authorities and instrumentalities. Municipal bonds may include state and local general obligation bonds, revenue bonds, pre-refunded bonds, insured bonds and municipal lease obligations. Securities selected by the Sub-Adviser may include when-issued securities. Under normal market conditions, the Fund's investment portfolio will consist primarily of municipal bonds rated A3/A-/A- or higher by an independent rating agency; however the Fund may invest in municipal bonds of any credit quality, including up to 20% of its net assets in low- to medium-quality bonds rated Baa1/BBB+/BBB+ or lower (or unrated bonds judged by the Sub-Adviser to be of comparable quality), including below investment grade bonds (commonly referred to as “high yield” or “junk” bonds). Under normal circumstances, the Sub-Adviser will target a weighted average duration for the Fund's portfolio between 4.5 – 7 years and a weighted average maturity for the Fund's portfolio between 5 – 12 years.
In selecting securities for the Fund, the Sub-Adviser utilizes a rules-based, value-oriented strategy which is designed to identify higher-yielding and undervalued municipal bonds that offer above-average total return potential. In constructing the Fund's portfolio, the Sub-Adviser may overweight/underweight individual bonds by up to 5% on an absolute basis compared to their weights in the Index, and may overweight/underweight the Fund's sector exposure by up to 10% on an absolute basis compared to the Index's sector exposure. The Sub-Adviser may choose to sell municipal bonds with deteriorating credit and/or limited upside potential compared to other available bonds.
The Fund may also invest in cash and cash equivalents or money market instruments, such as money market funds (including money market funds advised by SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund).
Principal Risks of Investing in the Fund
As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. The current historically low interest rate environment heightens the risks associated with rising interest rates. During periods when interest rates are at low levels, the Fund's yield can be low, and the Fund may have a negative yield (i.e., it may lose money on an operating basis). If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Municipal Obligations Risk: Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal obligations may be adversely affected by local political and economic conditions and developments. In addition, the values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of actual or anticipated changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may cause interest received and distributed by the Fund to shareholders to be taxable and may result in a significant decline in the values of such municipal obligations.
State Street Global Advisors
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SPDR® Nuveen Municipal Bond ETF
Political Risk: A significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.
Fluctuation of Net Asset Value, Share Premiums and Discounts Risk: As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.
Below Investment-Grade Securities Risk: Lower-quality debt securities (“high yield” or “junk” bonds) are considered predominantly speculative, and can involve a substantially greater risk of default than higher quality debt securities. Issuers of lower-quality debt securities may have substantially greater risk of insolvency or bankruptcy than issuers of higher-quality debt securities. They can be illiquid, and their values can have significant volatility and may decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.
Cash Position Risk: If the Fund holds a significant position in cash or cash equivalents, its investment returns may be adversely affected, and the Fund may not achieve its investment objective.
Income Risk: The Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
Liquidity Risk: Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Illiquidity of the Fund's holdings may limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid securities and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Management Risk: The Fund is actively managed. The Sub-Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Sub-Adviser's investment techniques and decisions will produce the desired results.
Money Market Risk: An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a money market fund. A major or unexpected change in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share price of such a money market fund to fall below $1.00. Other money market funds price and transact at a “floating” NAV that will fluctuate along with changes in the market-based value of fund assets. Shares sold utilizing a floating NAV may be worth more or less than their original purchase price. Recent changes in the regulation of money market funds may affect the operations and structures of money market funds.
New Fund Risk: The Fund is new and there is no assurance that the Fund will grow quickly. When the Fund's size is small, the Fund may experience low trading volume, which could lead to wider bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Non-Diversification Risk: As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.
Tax Exemption Risk: There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value.
State Street Global Advisors
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SPDR® Nuveen Municipal Bond ETF
Valuation Risk: Some portfolio holdings, potentially a large portion of the Fund's investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.
When-Issued Securities Risk: The Fund may purchase securities on a when-issued or forward commitment basis. The purchase price of such securities is typically fixed at the time of the commitment, with delivery and payment taking place in the future. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchase of securities on a when-issued or forward commitment basis may give rise to investment leverage, and may result in increased volatility of the Fund's net asset value. Default by, or bankruptcy of, a counterparty to a when-issued transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction. Financial Industry Regulatory Authority, Inc. rules impose mandatory margin requirements for certain types of when-issued or forward commitment transactions, with limited exceptions. Such transactions require mandatory collateralization which may increase the cost of such transactions and impose added operational complexity.
Fund Performance
The Fund had not commenced operations as of the date of this Prospectus. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to an index. When available, updated performance information may be obtained by calling 1-866-787-2257 or visiting the Fund's website: https://www.ssga.com/spdrs.
Portfolio Management
Investment Adviser and Sub-Adviser
SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”) serves as the investment adviser to the Fund. Nuveen Asset Management serves as investment sub-adviser to the Fund, subject to supervision by the Adviser and oversight by the SSGA Active Trust's Board of Trustees. To the extent that a reference in this Prospectus refers to the Adviser, with respect to the Fund, such reference should also be read to refer to Nuveen Asset Management, where the context requires.
Portfolio Managers
The professionals primarily responsible for the day-to-day management of the Fund are Timothy Ryan and Steven Hlavin.
Timothy T. Ryan, CFA, is a Managing Director and Portfolio Manager at Nuveen Asset Management. Mr. Ryan joined an affiliate of Nuveen Asset Management in 2010.
Steven M. Hlavin is a Managing Director and Portfolio Manager at Nuveen Asset Management. Mr. Hlavin joined an affiliate of Nuveen Asset Management in 2003.
Purchase and Sale Information
The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.
Individual Fund Shares may only be purchased and sold on the Cboe BZX Exchange, Inc. (the “Exchange”), other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund's NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.ssga.com/spdrs.
State Street Global Advisors
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SPDR® Nuveen Municipal Bond ETF
Tax Information
The Fund intends to pay income that is exempt from regular federal income tax, but which may be subject to the federal alternative minimum tax (“AMT”). A portion of the Fund's distributions may be subject to such taxes. Income from municipal securities of states other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder with respect to state and local taxes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
State Street Global Advisors
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SPDR® Nuveen Municipal Bond ETF
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